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                                                                    Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and "Selected Combined Financial Information of Real Media Europe" and to the use of our report dated February 21, 2000 in the Registration Statement (Form S-1
No. 333-96359) and related Prospectus of Real Media, Inc. for the registration of shares of its common stock.


                                        /s/ ATAG Ernst & Young AG



Zurich, Switzerland
March 20, 2000